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                                                                    Exhibit 23.1
[PRICEWATERHOUSECOOPERS LOGO]

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                                             PricewaterhouseCoopers LLP
                                             One North Wacker Drive
                                             Chicago IL
                                             60606
                                             Telephone 312 298 2000
                                             Facsimile 312 298 2001


The Board of Directors
Hub International Limited
55 East Jackson Blvd.
Chicago, IL 60604
U.S.A.



May 16, 2003

Dear Sirs:


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 28, 2003 relating to the financial statements, which appears in HUB International Limited's Annual Report on Form 10-K for the year ended December 31, 2002.


Yours truly,


/s/ PricewaterhouseCoopers LLP